BlackRock Capital Appreciation Fund, Inc.

(the “Fund”)

Supplement dated July 18, 2012

to the Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Capital Appreciation Fund, Inc. — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Lindsey, CFA	2005 (and the predecessor fund, the SSR Fund, since 2002)	Managing Director of BlackRock, Inc.
Bryan Krause	2012	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of investment professionals. Jeffrey Lindsey, CFA, and Bryan Krause are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals led by Jeffrey Lindsey, CFA, and Bryan Krause, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Lindsey, CFA	Responsible for the day-to-day management of the Fund’s portfolio	2005 (and the predecessor fund, the State Street Research Legacy Fund, since 2002)	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock’s Large Cap Growth equity team since 2002.
Bryan Krause	Responsible for the day-to-day management of the Fund’s portfolio	2012	Director of BlackRock, Inc. since 2009; Portfolio Manager and Analyst for BlackRock’s Fundamental Large Cap Growth equity team since 2002.

Shareholders should retain this Supplement for future reference.

PRO-CAPAP-0712SUP